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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2003

AmeriCredit Automobile Receivables Trust 2003-B-X
(Exact name of registrant as specified in its charter)

United States (State or Other Jurisdiction of Incorporation)	333-073606 (Commission File Number)	88-0359494 (I.R.S. Employer Identification No.)
c/o	AmeriCredit Financial Services, Inc. Attention: Chris A. Choate, Esq. 801 Cherry Street, Suite 3900 Fort Worth, Texas (Address of Principal Executive Offices)	76102 (Zip Code)

Registrant's telephone number including area code—(817) 302-7000

(Former name or former address, if changed since last report)

Item 2.    Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

        AmeriCredit Financial Services, Inc., as Sponsor, has registered an issuance of $825,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, AmeriCredit Automobile Receivables Trust 2003-B-X (the "Trust") issued $147,000,000 Class A-1 1.29% Asset Backed Notes, $201,000,000 Class A-2-A 1.55% Asset Backed Notes, $115,000,000 Class A-2-B Floating Rate Asset Backed Notes, $119,000,000 Class A-3 2.11% Asset Backed Notes, $143,000,000 Class A-4-A 2.72% Asset Backed Notes and $100,000,000 Class A-4-B Floating Rate Asset Backed Notes, (collectively, the "Notes") on May 22, 2003 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

        The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of May 14, 2003, between the Trust and JPMorgan Chase Bank, as Trustee and Trust Collateral Agent.

        The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of retail installment sales contracts (the "Receivables") secured by new and used automobiles, light duty trucks and vans financed thereby.

        As of the Closing Date, the Receivables had the characteristics described in the Prospectus Supplement dated May 13, 2002 (the "Prospectus Supplement") filed with the Commission pursuant to Rule 424(b)(5) of the Act.

Item 5.    Other Events

        The reports dated February 11, 2003 relating to the financial statements of XL Capital Assurance Inc. and XL Financial Assurance Ltd. as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, which appear as Exhibit 99.1 and Exhibit 99.2, respectively, in XL Capital Ltd.'s Annual Report on Form 10-K for the year ended December 31, 2002 are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus dated as of January 25, 2002 of AmeriCredit Financial Services, Inc. and (iii) the Prospectus Supplement for the Trust, and shall be deemed to be part hereof and thereof.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Not applicable

(b)
Not applicable

(c)
Exhibits:

1.1
Underwriting Agreement, dated as of May 13, 2003, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the "Seller"), and Deutsche Bank Securities Inc., as Representative of the Underwriters (the "Representative").

4.1
Indenture, dated as of May 14, 2003, between AmeriCredit Automobile Receivables Trust 2003-B-X (the "Trust") and JPMorgan Chase Bank, as Trustee and Trust Collateral Agent.

4.2
Amended and Restated Trust Agreement, dated as of May 14, 2003, between the Seller and Deutsche Bank Trust Company Delaware, as Owner Trustee.

  4.3
  Sale and Servicing Agreement, dated as of May 14, 2003, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, JPMorgan Chase Bank, as Trust Collateral Agent, and Systems & Services Technologies, Inc., as Backup Servicer.

  4.4
  Financial Guaranty Insurance Policy, dated as of May 22, 2003 and delivered by XL Capital Assurance Inc. (the "Insurer").

  10.1
  Purchase Agreement, dated as of May 14, 2003, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

  10.2
  Indemnification Agreement, dated as of May 13, 2003, among the Insurer, AmeriCredit Financial Services, Inc. and the Representative.

  23.1
  Consent of PricewaterhouseCoopers LLP ("PWC") regarding financial statement of the Trust and their report.

  23.2
  Report of PWC regarding financial statement of the Trust.

  23.3
  Consent of PWC regarding financial statements of the Insurer.

  23.4
  Consent of PWC regarding financial statements of XL Financial Assurance Ltd.

  99.1
  Statistical information for the receivables as of the Initial Cutoff Date.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2003-B-X
By:	AmeriCredit Financial Services, Inc., as Sponsor
	By:	/s/ CHRIS A. CHOATE
	Name:	Chris A. Choate
	Title:	Executive Vice President, Secretary and Chief Legal Officer

Dated: June 6, 2003

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 13, 2003, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller (the "Seller"), and Deutsche Bank Securities Inc., as Representative of the Underwriters (the "Representative").
4.1	Indenture, dated as of May 14, 2003, between AmeriCredit Automobile Receivables Trust 2003-B-X (the "Trust") and JPMorgan Chase Bank, as Trustee and Trust Collateral Agent.
4.2	Amended and Restated Trust Agreement, dated as of May 14, 2003, between the Seller and Deutsche Bank Trust Company Delaware, as Owner Trustee.
4.3
Sale and Servicing Agreement, dated as of May 14, 2003, among the Trust, AmeriCredit Financial Services, Inc., as Servicer, the Seller, JPMorgan Chase Bank, as Trust Collateral Agent, and Systems & Services Technologies, Inc., as Backup Servicer.
4.4	Financial Guaranty Insurance Policy, dated as of May 22, 2003 and delivered by XL Capital Assurance Inc. (the "Insurer").
10.1	Purchase Agreement, dated as of May 14, 2003, between AmeriCredit Financial Services Inc., as Seller, and AFS SenSub Corp., as Purchaser.
10.2	Indemnification Agreement, dated as of May 13, 2003, among the Insurer, AmeriCredit Financial Services, Inc. and the Representative.
23.1	Consent of PricewaterhouseCoopers LLP ("PWC") regarding financial statement of the Trust and their report.
23.2	Report of PWC regarding financial statement of the Trust.
23.3	Consent of PWC regarding financial statements of the Insurer.
23.4	Consent of PWC regarding financial statements of XL Financial Assurance Ltd.
99.1	Statistical information for the receivables as of the Initial Cutoff Date.

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  Item 2. Acquisition or Disposition of Assets
  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits .
SIGNATURES
EXHIBIT INDEX